Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT 2002

In connection with the Annual Report of Strongbridge Biopharma plc (the “Company”) on Form 20-F for the period ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Matthew Pauls, Chief Executive Officer (principal executive officer) of the Company, and A. Brian Davis, Chief Financial Officer (principal financial officer and principal accounting officer) of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 4, 2017	By:	/s/ MATTHEW PAULS
Matthew Pauls
Chief Executive Officer (principal executive officer)

	By:	/s/ A. BRIAN DAVIS
A. Brian Davis
Chief Financial Officer (principal financial officer and principal accounting officer)